                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549


                                   FORM 8-K/A


                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934



        Date of Report (Date of Earliest Event Reported): January 7, 2000
                                                          ---------------




                                 HEALTHAXIS INC.
                                 ---------------
             (Exact name of registrant as specified in its charter)





        Pennsylvania                 0-13591                   23-2214195
        ------------                 -------                   ----------
(State or other jurisdiction    (Commission File Number)      (I.R.S. Employer
     of incorporation)                                       Identification No.)


               2500 DeKalb Pike, East Norriton, Pennsylvania 19401
              ----------------------------------------------------
                (Address of principal executive offices/Zip Code)


Former name, former address, and former fiscal year, if changed since last report: N/A
         ---

Item 2.  Acquisition or Disposition of Assets

The following information is qualified in its entirety by, and should be read in conjunction with, the more detailed information and financial data, including the Consolidated Financial Statements of the Company and its subsidiaries, and the notes thereto, appearing in the Company's reports filed with the Securities and Exchange Commission ("SEC"). Except for the historical information contained herein, this Current Report on Form 8-K, contains certain forward-looking statements regarding the Company's business and prospects that are based upon numerous assumptions about future conditions which may ultimately prove to be inaccurate and actual events and results may materially differ from anticipated results described in such statements. Such forward-looking statements involve risks and uncertainties, such as historical and anticipated losses; uncertainty of future results, new business challenges, risks associated with brand development, competition, funding; need for additional capital, management of potential growth; dependence on key personnel, dependence on the Internet, dependence on strategic alliances with Internet partners, ability to grow and expand services, technological change and new application development, quality assurance, risk of product-related claims, limited proprietary rights, reliance on information processing systems, customer concentration, liability for information transmitted through the Internet, uncertain acceptance of the Internet as a medium for health insurance sales, risk capacity constrains; system development and other risks, dependence on third party technology, rapid technological change, risk of system failure, changes in the insurance industry, insurance industry factors, health care reform legislation, government regulation and legal uncertainties, control by HAI and UICI, potential conflicts of interest, intercompany agreements not subject to arm's-length negotiations, absence of dividends and anti-takeover measures. Any one or a combination of these factors could have a material adverse effect on the Company's business, financial condition and results of operations. These forward-looking statements represent the Company's judgment as of the date of this report. The Company disclaims, however, any intent or obligation to update these forward-looking statements.

                BUSINESS COMBINATION WITH INSURDATA INCORPORATED

         This amended filing amends and supplements the information contained in the Current Report on Form 8-K filed on January 21, 2000 and includes Insurdata Incorporated and Subsidiaries Consolidated Financial Statements for the years ended December 31, 1996, 1997 and 1998 with Report of Independent Auditors and unaudited nine months ended September 30, 1998 and 1999. The Insurdata Incorporated financial statements included in this Form 8-K/A include two subsidiaries which were not transferred to HealthAxis in connection with the Insurdata merger. The effect of these non-merging subsidiaries on the December 31, 1998 and September 30, 1999 financial results can be found in the proforma financial statements included in this Form 8-K/A.

General

         On December 6, 1999, HealthAxis.com, Inc. ("HealthAxis"), Insurdata Incorporated ("Insurdata") and their respective parent corporations, HealthAxis Inc. (formerly Provident American Corporation) ("HAI" or "the Company") and UICI entered into an Agreement and Plan of Merger (the "Merger Agreement") which sets forth the terms and conditions under which Insurdata will be merged with and into HealthAxis (the "Merger"). The Merger was consummated and effective on January 7, 2000.

Merger Agreement


         In accordance with the terms of the Merger Agreement, each outstanding share of Insurdata common stock, no par value per share (the "Insurdata Common Stock"), outstanding immediately prior to the effective date of the Merger (the "Effective Date"), other than as otherwise provided in the Merger Agreement, was converted into the right to receive 1.33 shares (the "Exchange Ratio") of HealthAxis common stock (the "HealthAxis Common Stock"). The Company issued 21,807,567 shares of HealthAxis Common Stock to Insurdata shareholders. Of the total of 42,392,381 shares of HealthAxis Common Stock outstanding, UICI received 18,943,678 shares of HealthAxis Common Stock, 2,439,885 shares of HealthAxis Common Stock are held by the voting trust (described herein) and other shareholders of Insurdata received 424,004 shares of HealthAxis Common Stock. Subsequent to such date, 10,103,217 shares of HealthAxis Common Stock held by UICI were transferred to a voting trust. See "Voting Trust Agreements."


         Each holder of Insurdata Common Stock who would otherwise have been entitled to receive a fraction of a share of HealthAxis Common Stock (after taking into account all of the shareholder's certificates) received cash, in lieu thereof, equal to an amount determined by multiplying such fraction by $15.00.

         The Merger Agreement provides that each option to purchase shares of Insurdata Common Stock under Insurdata's stock option plans which are outstanding on the Effective Date, whether or not exercisable, shall be converted into and become a right to purchase shares of HealthAxis Common Stock, generally in accordance with the terms of the Insurdata stock option plans and Insurdata option agreements pursuant to which such options were granted, except that from and after the Effective Date, (i) the number of shares of HealthAxis subject to each Insurdata option shall be equal to the number of shares of Insurdata Common Stock subject to such option prior to the Effective Date multiplied by the exchange ratio (with fractional shares rounded down to the nearest share and cash being payable for any fraction of a share) and (ii) the exercise price per share of HealthAxis Common Stock purchasable thereunder shall be that specified in the Insurdata option divided by the exchange ratio (rounded up to the nearest one hundredth).

         The Merger is intended to constitute a reorganization under Section 368(a) of the Internal Revenue Code of 1986, as amended, and is being accounted for as a purchase under generally accepted accounting principles.

Shareholders' Agreement

         In connection with the consummation of the Merger Agreement, HAI, UICI, Michael Ashker, President and CEO of HealthAxis and HAI, and HealthAxis entered into a shareholders' agreement (the "Shareholders' Agreement"). Under the terms of the Shareholders' Agreement, the Board of Directors of HealthAxis shall consist of up to nine members. UICI and HAI each independently nominated three nominees to the board and, the remaining three directors will be nominated by mutual agreement of HAI and UICI. Each party is obligated to vote its shares in favor of the directors nominated by the other party. This obligation terminates with respect to each party to the Shareholders' Agreement upon such shareholder beneficially owning less than 20% of the HealthAxis Common Stock on a fully diluted basis.

         As stated in the Shareholders' Agreement the HealthAxis Board shall initially consist of seven (7) members consisting of Ronald L. Jensen, Chairman of UICI, Gregory T. Mutz, President and CEO of UICI and Dennis B. Maloney, President and CEO of Insurdata being the initial UICI nominees, Michael Ashker, Alvin H. Clemens, Chairman of HAI and HealthAxis and Edward W. LaBaron, Jr., a Director of HAI being the initial HAI Nominees and Henry Hager, a Director of HAI being one of the initial Nominees agreed to by UICI and HAI. It is intended that Mr. Jensen will be replaced by Mr. Patrick J. McLaughlin, a director of UICI.

         Subject to certain limitations, the Shareholders' Agreement also provides that UICI and HAI both have the right to purchase its proportionate number, or any greater or lesser number, of any additional securities that HealthAxis may, from time to time, propose to sell and issue. HealthAxis is required to provide UICI and HAI prior written notice of its intention to issue such additional securities. Upon receipt of this notice, UICI and HAI have twenty days to agree to purchase their proportional shares, or any greater or lesser number, for the price and upon the terms specified in the notice. If UICI and HAI fail to exercise their purchase rights, HealthAxis has twenty days to complete the sale of the securities at a price not less than the price specified in the notice. This provision of the Shareholders' Agreement terminates at such time as the HealthAxis Common Stock is registered under Section 12(b) or 12(g) of the Securities Exchange Act of 1934, as amended.

         In addition to the preemptive rights set forth above, the Shareholders' Agreement also provides that Michael Ashker, UICI and HAI have the right of first refusal to purchase shares of HealthAxis should one of the other parties to such agreement desire to transfer his or its HealthAxis securities. The party desiring to transfer his or its securities ("Offeror") must first furnish the other parties (individually, an "Electing Party" and collectively, the "Electing Parties") with written notice, at least twenty days prior to the proposed transfer setting forth the terms of the offer to sell the HealthAxis Securities. The Electing Parties have ten days from the receipt of notice to elect to purchase that number of securities which equals the product of the total number of shares of common stock then beneficially owned by the Electing Party on a fully diluted basis, and a fraction, the numerator of which shall be the number of securities to be transferred and the denominator which shall be the total number of shares of common stock then beneficially owned by the Electing Party on a fully diluted basis. If an Electing Party fails to exercise its right to purchase, or exercises its right to a portion smaller than it is entitled, the Offeror has ten days to sell any remaining securities at the price and on terms no less favorable than specified in the offer to the Electing Parties. This provision of the Shareholders' Agreement terminates at such time as the HealthAxis Common Stock is registered under Section 12(b) or 12(g) of the Securities Exchange Act of 1934, as amended.

         Subject to certain conditions set forth in the Shareholders' Agreement, the Shareholders' Agreement also provides that HealthAxis can cause UICI to transfer up to 1,255,000 shares of its HealthAxis Common Stock to unaffiliated third parties.

         The Shareholders' Agreement also provides UICI with the right, in its sole and absolute discretion, to approve: (i) the calculation of the amount and amortization period of all goodwill and other intangibles created in connection with the Merger, subject to compliance with generally accepted accounting principles; and (ii) provided UICI owns at least 20% of the HealthAxis Common Stock, the entering into of any merger or similar agreement between HAI and HealthAxis. In a separate letter to the Company and HAI, dated December 6, 1999, UICI indicated that it would vote in favor of a business combination between HAI and HealthAxis on the following terms:


1. UICI reserves the right to assess and approve in its reasonable discretion the mathematical calculation of the merger terms (e.g., calculation of the merger exchange ratio and methodology employed to calculate the merger exchange ratio).

2. UICI must have received an opinion of counsel or other reasonable assurance that the merger, viewed alone and together with the merger of HealthAxis and Insurdata, will be tax free to the constituent corporations and UICI; and

3. UICI reserves the right to make any and all reasonable and appropriate due diligence inquiries it and its counsel deem advisable with respect to any contingent claims or residual liabilities that may reside at HAI (formerly Provident American Corporation). In the event that UICI determines that there may be an unacceptable level of risk associated with such claims or liabilities, UICI may require that provision for such claims, contingencies and/or residual liabilities be made either (a) in the form of an appropriate reserve, escrow, holdback or similar arrangement or (b) by means of an appropriate indemnity with respect to such liabilities from a credit-worthy third party. In either event, UICI will be willing to set an appropriate cap on such reserve, escrow, holdback or indemnity and limit the time period during which such reserve, escrow, holdback or indemnity will be in effect.

         It is anticipated that this shareholders' agreement will be terminated in connection with the consummation of the reorganization transaction between the Company and HealthAxis and a new shareholders' agreement entered into which agreement will be in the form attached as Exhibit C to the Agreement and Plan of Reorganization, dated January 26, 2000, between the Company, HealthAxis and HealthAxis Acquisition Corp. which was filed as an exhibit to a Current Report on Form 8-K filed with the SEC on February 1, 2000.

Voting Trust Agreements

         The Merger Agreement also provides for a voting trust agreement (the "Voting Trust Agreement") which established a trust to hold shares of Insurdata Common Stock which are currently held of record by UICI, but as to which UICI has granted options to purchase such shares to certain employees of Insurdata pursuant to its Insurdata Founders' Program. These shares were converted into 2,439,885 shares of HealthAxis Common Stock in the Merger. The initial trustees of this trust are Michael Ashker, Alvin Clemens, Edward W. LaBaron, Jr. and Henry Hager (the "Trustees"). All of the initial Trustees are also directors of HAI and Messrs. Ashker and Clemens are also directors and officers of HealthAxis. Pursuant to the terms of the Voting Trust Agreement, a majority of the Trustees have the power to vote the shares held by the trust in their discretion at all meetings of shareholders or pursuant to actions by unanimous consent. The Voting Trust Agreement terminates upon the earlier of the distribution of the shares subject to such agreement or July 1, 2003. Upon the termination of this Voting Trust Agreement or upon any dissolution or total or partial liquidation of HealthAxis, whether voluntary or involuntary, the Trustees shall direct that all Shares remaining in the Trust and all moneys, securities, rights or property attributable to the Shares be distributed to UICI.

         Following the completion of the Insurdata merger, UICI, and Messrs. Ashker, LeBaron and Maloney entered into a voting trust agreement ("the UICI Voting Trust") which provides for the establishment of a trust to hold 10,103,217 shares of HealthAxis common stock held by UICI. The initial trustees of the UICI Voting Trust are Michael Ashker, Edward W. LeBaron, Jr. and Dennis
B. Maloney who are referred to as the trustees. All of the trustees are also directors of HealthAxis and Messrs. Ashker and LeBaron are directors of HAI. Messrs. Ashker and Maloney are also officers of HealthAxis. A majority of the trustees have the power to vote the shares held by the UICI Voting Trust in their discretion at all meetings of shareholders or pursuant to actions by unanimous consent. UICI retains dispositive power and the ability to receive all dividends on the shares held in the UICI Voting Trust. Pursuant to the UICI Voting Trust agreement, if one of the trustees is no longer able to serve as trustee, the other two trustees may select by unanimous vote a new trustee from the members of the board of directors of HAI or HealthAxis who are not selected by UICI. The UICI Voting Trust agreement also provides that if UICI decides to sell any of its shares of HealthAxis common stock, half of the shares sold must be shares subject to the UICI Voting Trust. The UICI Voting Trust agreement terminates upon the earlier of February 11, 2020; such time as UICI owns less than 20% of the outstanding common stock of HealthAxis or HAI; upon another person acquiring 51% or more of the outstanding shares of HealthAxis; or July 31, 2000 if transactions contemplated by the merger of HealthAxis into HealthAxis Acquisition Corporation are not completed.

Technology Outsourcing Agreement

         The Merger Agreement also provides that UICI and its affiliates and Insurdata shall enter into a Technology Outsourcing Agreement pursuant to which Insurdata will provide UICI and its affiliates with technology support services, data processing services and other software and hardware based services. The Technology Outsourcing Agreement is attached as Exhibit 10.1 hereto.

UICI Registration Rights Agreement

         HealthAxis and UICI also entered into a registration rights agreement which provides for the registration of HealthAxis shares received by UICI in the Merger.

Item 7.  Financial Statements and Exhibits

(a)      Financial Statements of business acquired.

         Insurdata Incorporated and Subsidiaries Consolidated Financial Statements for the years ended December 31, 1996, 1997 and 1998 with Report of Independent Auditors and unaudited nine months ended September 30, 1998 and 1999 are included in exhibit 99.6.

(b)      Pro-forma Financial Information.

         The following unaudited pro-forma condensed consolidated financial information is based on the historical financial statements of the HealthAxis, Insurdata and HAI (formerly Provident American Corporation). The unaudited pro-forma condensed consolidated balance sheet at September 30, 1999 and the unaudited pro-forma condensed consolidated statements of operations for the nine months ended September 30, 1999 and for the year ended December 31, 1998 give effect to the following transactions, certain of which have not occurred as of the date hereof, for the statements of operations as if they occurred on January 1, 1998 and for the balance sheet as if they occurred on September 30, 1999.

The pro-forma adjustments are as follows:

o Private placement of approximately 3,846,000 shares of common stock of HealthAxis on December 7, 1999 with proceeds of approximately $55,700,000 net of issuance costs of $2,160,000.

o The merger of Insurdata and HealthAxis which has been accounted for under the purchase method in accordance with APB No. 16 whereas HealthAxis, by virtue of its holding a majority of the voting interest was determined to be the accounting acquirer. As a result, the net assets of Insurdata have been recorded at their fair value.

o The proposed merger of HealthAxis Acquisition Corp. a wholly owned subsidiary of HAI, a corporate shell holding company and HealthAxis will be accounted for as a recapitalization of HealthAxis (the "Recapitalization"). Upon completion of the Recapitalization, the net assets of HAI will be recorded at historical cost. The Recapitalization is subject to the satisfaction of certain conditions precedent including regulatory and shareholder approvals. No assurance can be given as to whether or when the merger of HAI will be consummated.

o As a result of the Recapitalization, the preferred stock of HealthAxis will be converted to common stock.

         The unaudited pro-forma condensed consolidated financial statements are presented for informational purposes only and do not purport to be indicative of the financial position which would actually have existed or the results of the operations which would actually have been obtained if the transactions had occurred in the periods indicated above or which may exist or be obtained in the future.

         The unaudited pro-forma condensed consolidated financial information should be read in conjunction the notes hereto and the following:

o HAI's historical consolidated financial statements and notes thereto included in HAI's annual report on Form 10-K/A for the year ended December 31, 1998 and quarterly report on Form 10-Q/A for the nine months ended September 30, 1999.

o Insurdata's historical consolidated financial statements and notes thereto included elsewhere for the three years in the period ended December 31, 1998 and the unaudited consolidated financial statements for the nine months ended September 30, 1999.

o HealthAxis' historical consolidated financial statements and notes included in the Company's Form S-4 dated and filed with the SEC on February 11, 2000.

                        HealthAxis Inc. and Subsidiaries
      Pro-forma Condensed Consolidated Statements of Operations (Unaudited)
             (Dollars in thousands, except share and per share data)
                      Nine Months Ended September 30, 1999



                                                                                  Non Merging     Insurdata
                                                                     Insurdata     Insurdata        Merger
                                                     HealthAxis    Incorporated  Subsidiaries    Adjustments      Subtotal
                                                     ----------    ------------  ------------    -----------      --------
                                                                      (2)            (3)
Revenue:
  Commission and fee revenue                            $ 125        $ 34,945     $ (3,566)           $ -          $ 31,504
  Other revenue                                             -               -            -              -                 -
                                                   -------------------------------------------------------------------------
  Total revenue                                           125          34,945       (3,566)             -          $ 31,504

Expenses:
  Operating and development                             3,922          29,322       (3,069)        (1,143) (4)       29,032
  Sales and marketing                                  12,100             370           (0)             -            12,470
  General and administrative                            2,542           3,456          (77)         2,448  (5)        8,369
  Amortization of value of customers                        -               -            -          3,871  (4)        3,871
  Amortization of developed software                        -               -            -            837  (4)          837
  Amortization of goodwill                                108               -                     155,863  (4)      155,971
  Interest expense                                       (206)              9          (13)             -              (210)
                                                   -------------------------------------------------------------------------
  Total expenses                                       18,466          33,157       (3,159)       161,876           210,340
                                                   -------------------------------------------------------------------------
Income (loss) from operations                         (18,341)          1,788         (407)      (161,876)         (178,836)

Provision (benefit) for income taxes:                       -             648         (119)             -               529
                                                   -------------------------------------------------------------------------
Income (loss) from continuing operations            $ (18,341)        $ 1,140       $ (288)    $ (161,876)        $(179,365)
                                                   =========================================================================

Basic and diluted (loss) per common share from
  Continuing operations                               $ (1.53)
                                                   ==========
  Basic and diluted weighted average common
  Shares outstanding                               12,021,000                                  21,807,567

                                                          HAI
                                                         Merger            Recapitalization
                                                      Adjustments             Adjustments          Pro Forma
                                                    -------------          ----------------        ---------
Revenue:
  Commission and fee revenue                                  -                   $ -               $ 31,504
  Other revenue                                               -                   240   (6)              240
                                                    --------------------------------------------------------
  Total revenue                                               -                   240                 31,744

Expenses:
  Operating and development                                   -                   658   (6)           29,690
  Sales and marketing                                         -                     -                 12,470
  General and administrative                             15,573  (7)            3,668  (5)(6)         27,610
  Amortization of value of customers                          -                     -                  3,871
  Amortization of developed software                          -                     -                    837
  Amortization of goodwill                                    -                     -                155,971
  Interest expense                                            -                   771   (6)              561

                                                    --------------------------------------------------------
  Total expenses                                         15,573                 5,097                231,010
                                                    --------------------------------------------------------
Income (loss) from operations                           (15,573)               (4,857)              (199,266)

Provision (benefit) for income taxes:                         -                     -                    529
                                                    --------------------------------------------------------
Income (loss) from continuing operations              $ (15,573)             $ (4,857)            $ (199,795)
                                                    ========================================================



Basic and diluted (loss) per common share from
  Continuing operations                                                                              $ (4.40)
                                                                                                  ==========
  Basic and diluted weighted average common
  Shares outstanding                                                       11,579,163             45,407,730

      See notes to pro-forma condensed consolidated financial statements.

                        HealthAxis Inc. and Subsidiaries
      Pro-forma Condensed Consolidated Statements of Operations (Unaudited)
             (Dollars in thousands, except share and per share data)
                          Year Ended December 31, 1998



                                                                                              Non Merging          Insurdata
                                                                            Insurdata          Insurdata            Merger
                                                         HealthAxis        Incorporated       Subsidiaries        Adjustments
                                                         ----------        ------------       ------------        -----------
                                                                               (2)                (3)
Revenue:
       Commission and fee revenue                            $ -           $ 44,233           $ (6,042)                 $ -
       Other revenue                                           -                256                 41                    -

                                                     ------------------------------------------------------------------------------
       Total revenue                                           -             44,489             (6,001)                   -
                                                     ------------------------------------------------------------------------------
Expenses:
       Operating and development                             812             35,112             (3,326)                   -
       Sales and marketing                                 1,295                391                  -                    -
       General and administrative                          2,544              6,147             (1,143)               3,084     (5)
       Amortization of value of customers                      -                  -                  -                4,129     (4)
       Amortization of developed software                      -                  -                  -                   29     (4)
       Amortization of goodwill                                -                  -                  -              207,817     (4)
       Interest expense                                      139                  -                  -                    -
       Merger costs
                                                     ------------------------------------------------------------------------------
       Total expenses                                      4,790             41,650             (4,469)             215,059
                                                     ------------------------------------------------------------------------------

Income (loss) from operations                             (4,790)             2,839             (1,532)            (215,059)

Provision (benefit) for income taxes:                          -                880               (511)                   -
                                                     ------------------------------------------------------------------------------

Income (loss) from continuing operations                $ (4,790)          $  1,959           $ (1,021)          $ (215,059)
                                                     ==============================================================================
Basic and diluted (loss) per common share from
       Continuing operations                             $ (0.46)
                                                     ===========
       Basic and diluted weighted average common
       Shares outstanding                             10,331,000                                               $ 21,807,567

                                                                               HAI
                                                                              Merger           Recapitalization
                                                         Subtotal          Adjustments            Adjustments            Pro Forma
                                                         --------          -----------         ----------------          ---------
Revenue:
       Commission and fee revenue                     $ 38,191                 $ -                     $ -               $ 38,191
       Other revenue                                       297                   -                      92    (6)             389

                                                  --------------------------------------------------------------------------------
       Total revenue                                    38,488                                          92                 38,580
                                                  --------------------------------------------------------------------------------
Expenses:
       Operating and development                        32,598                   -                       -                 32,598
       Sales and marketing                               1,686                   -                       -                  1,686
       General and administrative                       10,632              48,098    (7)           29,684  (5)(6)         88,414
       Amortization of value of customers                4,129                   -                       -                  4,129
       Amortization of developed software                   29                   -                       -                     29
       Amortization of goodwill                        207,817                   -                       -                207,817
       Interest expense                                    139                   -                     175    (6)             314
       Merger costs                                                              -                   3,325    (8)           3,325
                                                  --------------------------------------------------------------------------------
       Total expenses                                  257,030              48,098                  33,184                338,312
                                                  --------------------------------------------------------------------------------
Income (loss) from operations                         (218,542)            (48,098)                (33,092)              (299,732)

Provision (benefit) for income taxes:                      369                   -                       -                    369
                                                  --------------------------------------------------------------------------------

Income (loss) from continuing operations            $ (218,911)          $ (48,098)              $ (33,092)              (300,101)
                                                  ================================================================================
Basic and diluted (loss) per common share from
       Continuing operations                                                                                              $ (6.86)
                                                                                                                          =======

       Basic and diluted weighted average common
       Shares outstanding                                                                       11,579,163           $ 43,717,730

      See notes to pro-forma condensed consolidated financial statements.

                        HealthAxis Inc. and Subsidiaries
           Pro-forma Condensed Consolidated Balance Sheets (Unaudited)
                             (Dollars in thousands)
                            As of September 30, 1999


                                                                          Private                     Non Merging     Insurdata
                                                                         Placement       Insurdata     Insurdata       Merger
                                                         HealthAxis     Adjustment     Incorporated   Subsidiaries   Adjustments
                                                         ----------     ----------     ------------   ------------   -----------
                                                                                           (2)           (3)
Assets
Cash and cash equivalents                                $  6,891      $ 53,540 (1)      $ 2,919        $ 259           $ -
Accounts and notes receivable                                   -                          5,357          121             -
Prepaid interactive marketing expense                       5,657                                           -             -
Prepaid compensation expense                                    -                              -            -        11,741   (5)
Deferred income tax asset                                       -                            638          (81)         (557)  (4)
Other assets                                                  835                          4,060         (505)            -
                                                         --------------------------------------------------------------------------
Total current assets                                       13,383        53,540           12,974         (206)       11,184

Property and equipment, less accumulated depreciation       3,178             -            5,962         (363)       (2,709)  (4)
Value of customers                                              -                              -            -        17,205   (4)
Developed software                                              -                              -            -         2,862   (4)
Goodwill, less accumulated amortization                     7,673                          1,129            -       623,452  (4)(5)


                                                         --------------------------------------------------------------------------
Total Assets                                             $ 24,234      $ 53,540         $ 20,065       $ (569)    $ 651,994
                                                         ==========================================================================

Liabilities and Stockholders Equity
Liabilities:
Accounts payable                                         $  2,882      $      -            $ 864       $ (114)          $ -
Accrued commissions and expenses                                                           3,287         (274)          600   (4)
Convertible debenture                                                                          -            -             -
Federal income taxes                                                                         402           81           342   (4)
Ceding commission liability                                                                    -            -             -
Other liabilities                                                                            769         (262)            -

                                                         --------------------------------------------------------------------------
Total current liabilities                                   2,882                          5,322         (569)          942


Series B Preferred Stock                                    2,804                              -            -             -

Stockholders Equity:
Preferred stock                                             2,405                              -            -             -
Common stock                                               15,426        53,540 (1)        5,531            -       647,729   (4)
Additional paid-in capital                                 23,848                                           -        12,535   (5)
Retained earnings (deficit)                               (23,131)                         9,212            -        (9,212)  (4)
                                                         --------------------------------------------------------------------------
Total Stockholders Equity                                  18,548        53,540           14,743            -       651,052
                                                         --------------------------------------------------------------------------
Total Liabilities and Stockholders Equity                $ 24,234      $ 53,540         $ 20,065       $ (569)    $ 651,994
                                                         ==========================================================================

      See notes to pro-forma condensed consolidated financial statements.

                        HealthAxis Inc. and Subsidiaries
           Pro-forma Condensed Consolidated Balance Sheets (Unaudited)
                             (Dollars in thousands)
                            As of September 30, 1999

                                                                                                     HAI
                                                                        Recapitalization            Merger
                                                           Subtotal       Adjustments            Adjustments        Pro Forma
                                                           --------     ----------------         -----------        ---------
Assets
Cash and cash equivalents                                  $ 63,609        $ 3,208    (6)              -             $ 66,817
Accounts and notes receivable                                 5,478              -                     -                5,478
Prepaid interactive marketing expense                         5,657              -                     -                5,657
Prepaid compensation expense                                 11,741              -                61,073  (7)          72,814
Deferred income tax asset                                         -              -                     -                    -
Other assets                                                  4,390            469    (6)           (215) (8)           4,644
                                                       -----------------------------------------------------------------------
Total current assets                                         90,875          3,677     -          60,858              155,410

Property and equipment, less accumulated depreciation         6,068          4,542    (6)              -               10,610
Value of customers                                           17,205              -                     -               17,205
Developed software                                            2,862              -                     -                2,862
Goodwill, less accumulated amortization                     632,254              -                     -              632,254

                                                       -----------------------------------------------------------------------
Total Assets                                              $ 749,264        $ 8,219              $ 60,858            $ 818,341
                                                       =======================================================================

Liabilities and Stockholders Equity
Liabilities:
Accounts payable                                          $   3,632      $ (1,711)   (6)            $  -              $ 1,921
Accrued commissions and expenses                              3,613         2,393    (6)           1,850  (8)           7,856
Convertible debenture                                             -        24,528    (6)               -               24,528
Federal income taxes                                            825           585    (6)               -                1,410
Ceding commission liability                                       -         5,450    (6)               -                5,450
Other liabilities                                               507         1,406    (6)               -                1,913

                                                       -----------------------------------------------------------------------
Total current liabilities                                     8,577        32,651                  1,850               43,078



Series B Preferred Stock                                      2,804        (2,804)   (6)               -                    -
                                                                  -
Stockholders Equity:                                             -
Preferred stock                                               2,405        (2,405)   (6)               -                    -
Common stock                                                722,226      (717,593)   (6)               -                4,633
Additional paid-in capital                                   36,383       735,454    (6)         110,431  (7)(8)      882,268
Retained earnings (deficit)                                 (23,131)      (37,084)   (6)         (51,423) (7)(8)     (111,638)
                                                       -----------------------------------------------------------------------
Total Stockholders Equity                                   737,883       (21,628)                59,008              775,263
                                                       -----------------------------------------------------------------------
Total Liabilities and Stockholders Equity                 $ 749,264       $ 8,219               $ 60,858            $ 818,341
                                                       =======================================================================



       See notes to pro-forma condensed consolidated financial statements.

                        HealthAxis Inc. and Subsidiaries
         Notes to Pro-forma Condensed Consolidated Financial Statements
                  (Dollars in Thousands except per share data)


1. Adjustment relates to the December 6, 1999 private placement of approximately $55,700 in common stock of HealthAxis. The adjustment to cash is net of approximately $2,160 of issuance costs.

2.   Historical financial statements of Insurdata.

3. Adjustment relates to Insurdata's sale of Insurdata Marketing Services, LLC and Insurdata Administrators, a division of Insurdata at book value to UICI for cash prior to Insurdata's merger into HealthAxis.

4. Adjustment relates to the purchase price of Insurdata and the allocation of the purchase price to the assets of Insurdata. The amounts are calculated as follows:

         Number of shares issued to UICI                             24,577,128
         Fair value of shares issued                               $      26.58
                                                                   ------------
         Fair value of shares issued by HAI                        $    653,260
         Value of vested options                                            794
         Merger costs                                                       600
                                                                   ------------
                                                                        654,654
         Allocation of Purchase Price:
         Insurdata net assets at historical cost                         14,743
             Less: Goodwill                                               1,129
             Less: Book value of Insurdata capitalized software           2,709
             Less: Net deferred taxes                                       899
                                                                   ------------
         Fair value of Insurdata net assets                              10,006
         Future value of Insurdata customers                             17,205
         Future value of Insurdata developed software                     2,862
                                                                   ------------
         Purchase price allocated to specific assets                     30,073
                                                                   ------------

         Excess of cost over fair value of net assets acquired     $    624,581
                                                                   ============

              The fair value HealthAxis shares issued is based on HAI's market value per share on the date of the merger with Insurdata, adjusted for the
     1.127 exchange ratio of HealthAxis common stock into HAI common stock and a 10% liquidity discount for unregistered shares.

              The purchase price was allocated to intangible assets acquired as a result of the Insurdata merger which includes the estimated future value of Insurdata's customers and developed software which are amortized in proportion to the estimated future discounted profits over a 4 year life for customers and a 3 year life for developed software. The excess of cost over the fair value of assets acquired or Goodwill is amortized on a straight line basis over a three-year period.

                        HealthAxis Inc. and Subsidiaries
   Notes to Pro-forma Condensed Consolidated Financial Statements (continued)
                  (Dollars in Thousands, except per share data)

5. Adjustment relates to the exchange of Insurdata options for options in HealthAxis as of the date of the merger as described in Note 4. The amounts are calculated as follows:

         Insurdata options converted to HAI options                   426,930
         Fair value of HAI options                                     $29.36
                                                                      -------
         Total fair value of options of HAI                           $12,535
                                                                      =======

         Non vested options presented as prepaid compensation
            costs                                                     $11,741
         Vested options presented as additional purchase price            794
                                                                      -------
                                                                      $12,535
                                                                      =======

     The fair value of the options is based on the Black Scholes Option Pricing Model, HAI's closing share price on the date of the merger with Insurdata adjusted for the 1.127 exchange ratio of HealthAxis common stock into HAI common stock, the exercise price and assumed holding period of the options and a 10% liquidity discount for unregistered shares. Prepaid compensation will be expensed over the vesting period of the options.


6. Adjustments relate to the historical financial statements of HAI excluding subsidiaries. Adjustments to all of the capital accounts to account for the mergers are as follows:


                                                                Additional
                                                   Common        Paid-in      Retained
                                                   Stock         Capital      Earnings    Total
                                                -------------------------------------------------
Balance at September 30, 1999 as reported        $  15,426     $ 23,848      $ (23,131)  $ 16,143
Private placement of HealthAxis common stock        53,540            -              -     53,540
Shares issued to acquire Insurdata                 653,260            -              -    653,260
Exchange of Insurdata stock options                              12,535              -     12,535
Conversion of Preferred stock                        5,209            -              -      5,209
Recapitalization of HAI                           (722,802)     735,454        (37,084)   (24,432)
Exchange of Options of HealthAxis for HAI                -      109,171        (48,098)    61,073
Merger costs charged to operations                       -        1,260         (3,325)    (2,065)
                                                -------------------------------------------------
                                                 $   4,633     $882,268      $(111,638)  $775,263
                                                =================================================



                        HealthAxis Inc. and Subsidiaries
   Notes to Pro-forma Condensed Consolidated Financial Statements (continued)
             (Dollars in Thousands, except share and per share data)


     The recapitalization of HAI represents the adjustment for the net liabilities of HAI, which amounted to $24,232 at September 30, 1999.

7. Adjustment relates to the exchange of HealthAxis options for HAI options. The amounts are calculated as follows:

         HealthAxis options converted to HAI options              4,359,328
         Intrinsic value of HAI options                              $25.04
                                                                 ----------
         Total intrinsic value of options of HAI                 $  109,171
                                                                 ==========

         Non vested options presented as prepaid compensation
           costs                                                 $   61,073
         Vested options presented as merger costs                    48,098
                                                                 ----------
                                                                 $  109,171
                                                                 ==========

     Prepaid compensation will be expensed over the vesting period of the options. The value of the vested options will be charged to operations in each period presented.

8. Merger costs include legal, accounting and investment advisory costs incurred as a result of the merger of HealthAxis into HAI as well as severance costs for employees whose positions will be eliminated as a result of the mergers.

(c)  Exhibits.

        The following exhibits are filed herewith:


S-K Item
Number         Description
--------       -----------

10.1 Technology Outsourcing Agreement dated January 3, 2000 (Incorporated by reference to Exhibit 10.1 of the Form 8-K dated January 7, 2000 filed with the SEC on January 21, 2000.)

10.2 Shareholders Agreement dated January 7, 2000 (Incorporated by reference to Exhibit 10.2 of the Form 8-K dated January 7, 2000 filed with the SEC on January 21, 2000.)

10.3 Voting Trust Agreement between HAI, HealthAxis, UICI, Michael Ashker, Dennis Maloney and Edward LeBaron, Jr., dated February 11, 2000. (Incorporated by reference to Exhibit 10.1 of the Form S-4 dated February 11, 2000 filed with the SEC on February 11, 2000.)

99.1 Press Release dated January 10, 2000 - HealthAxis.com Completes Insurdata Merger (Incorporated by reference to Exhibit 10.3 of the Form 8-K dated January 7, 2000 filed with the SEC on January 21, 2000.)

99.2 Agreement and Plan of Merger between HAI, HealthAxis, UICI and Insurdata Incorporated dates as of December 6, 1999. (Incorporated by reference to Exhibit 99.3 of the Form 8-K dated December 6, 1999 filed with the SEC on December 13, 1999.)

99.3 Form of Voting Trust Agreement among UICI and Messrs. Ashker, Clemens, LaBaron and Hager. (Incorporated by reference to Exhibit
               99.5 of the Form 8-K dated December 6, 1999 filed with the SEC on December 13, 1999.)

99.4 Form of Registration Rights Agreement between HealthAxis and UICI.(Incorporated by reference to Exhibit 99.10 of the Form 8-K dated December 6, 1999 filed with the SEC on December 13, 1999.)

99.5 Letter Agreement dated December 6, 1999 between UICI, HealthAxis and HAI. (Incorporated by reference to Exhibit 99.11 of the Form 8-K dated December 6, 1999 filed with the SEC on December 13, 1999.)

99.6 Insurdata Incorporated and Subsidiaries Consolidated Financial Statements for the years ended December 31, 1996, 1997 and 1998 with Report of Independent Auditors and unaudited nine months ended September 30, 1998 and 1999.

99.7           Consent of Ernst & Young LLP

                                    SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                            HEALTHAXIS INC.




Date:  February 17, 2000                    By:   /s/ Francis L. Gillan III
                                                  -------------------------
                                                  Francis L. Gillan III
                                                  Chief Financial Officer and
                                                  Treasurer

                                  EXHIBIT INDEX

S-K Item
Number         Description
--------       -----------

10.1 Technology Outsourcing Agreement dated January 3, 2000 (Incorporated by reference to Exhibit 10.1 of the Form 8-K dated January 7, 2000 filed with the SEC on January 21, 2000.)

10.2 Shareholders Agreement dated January 7, 2000 (Incorporated by reference to Exhibit 10.2 of the Form 8-K dated January 7, 2000 filed with the SEC on January 21, 2000.)

10.3 Voting Trust Agreement between HAI, HealthAxis, UICI, Michael Ashker, Dennis Maloney and Edward LeBaron, Jr., dated February 11, 2000. (Incorporated by reference to Exhibit 10.1 of the Form S-4 dated February 11, 2000 filed with the SEC on February 11, 2000.)

99.1 Press Release dated January 10, 2000 - HealthAxis.com Completes Insurdata Merger (Incorporated by reference to Exhibit 10.3 of the Form 8-K dated January 7, 2000 filed with the SEC on January 21, 2000.)

99.2 Agreement and Plan of Merger between HAI, HealthAxis, UICI and Insurdata Incorporated dates as of December 6, 1999. (Incorporated by reference to Exhibit 99.3 of the Form 8-K dated December 6, 1999 filed with the SEC on December 13, 1999.)

99.3 Form of Voting Trust Agreement among UICI and Messrs. Ashker, Clemens, LaBaron and Hager. (Incorporated by reference to Exhibit
               99.5 of the Form 8-K dated December 6, 1999 filed with the SEC on December 13, 1999.)

99.4 Form of Registration Rights Agreement between HealthAxis and UICI.(Incorporated by reference to Exhibit 99.10 of the Form 8-K dated December 6, 1999 filed with the SEC on December 13, 1999.)

99.5 Letter Agreement dated December 6, 1999 between UICI, HealthAxis and HAI. (Incorporated by reference to Exhibit 99.11 of the Form 8-K dated December 6, 1999 filed with the SEC on December 13, 1999.)

99.6 Insurdata Incorporated and Subsidiaries Consolidated Financial Statements for the years ended December 31, 1996, 1997 and 1998 with Report of Independent Auditors and unaudited nine months ended September 30, 1998 and 1999.

99.7           Consent of Ernst & Young LLP